Exhibit 10.2.3
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
Canadian LNP Consortium Inc.
Jacques R. Sarrazin, President

Telephone: (613) 823-0144	Facsimile: (613) 823-1169	JR.Sarrazin@reogers.ca
December 18, 2006
NeuStar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166 USA

Attention:	Michael O’Connor Vice President, Customer Relations

Re:	Amendment No. 59
Dear Mr. O’Connor:
We write with reference to our meeting of October 3, 2006, at which meeting the Canadian LNP Consortium Inc. (“Customer”) and NeuStar, Inc. (“NeuStar”) discussed a number of matters concerning the Contractor Services Agreement for NPAC/SMS entered into by and between NeuStar and Customer effective as of May 19, 1998, as amended (the “Master Agreement”), including SOW 52 (CA) (Test Bed), SOW 54 (CA) (WNP Implementation), and SOW 55 (CA) (Implementation of NPAC/SMS Rel. 3.3) (the “Instant SOWs”). In this letter (“Letter Agreement”), the Customer and NeuStar wish to formalize the understandings reached by the parties during the October 3 discussions.
All capitalized terms not defined herein shall have the meanings ascribed thereto in the Master Agreement.
In consideration of the mutual agreements of the Parties, the premises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Customer and NeuStar agree as follows, provided that Customer and NeuStar reach final agreement on and execute the Instant SOWs:
1. Amendment to Exhibit E of Master Agreement
The Master Agreement is hereby amended as follows:
(a)	In Schedule 1, Section 2 of Exhibit E, under the Service Element entitled “TN Porting Event”, the following is hereby added beneath the table entitled “TN Porting Event Charges”:
PRIVILEGED AND CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
“Notwithstanding the pricing set forth in the above table (the “Standard Pricing”) if, in any calendar year during the term of the Agreement, the number of TN Porting Events executed by or on behalf of Canadian Users in such calendar year exceeds [***] , the TN Porting Event price for all TN Porting Events occurring in that calendar year only shall equal the price set forth immediately to the right of the Tier (or Tiers) corresponding to the cumulative TN Porting Events set forth below.

			Price in USD for
			each TN Porting
			Event Within Tier
			for Annual Volume
			Exceeding [***] in
Applicable Tiers	Tier Start*	Tier End*	a Calendar Year
Tier 1	0	2,200,000	$	[***]
Tier 2	2,200,001	4,400,000	$	[***]
Tier 3	4,400,001	6,600,000	$	[***]
Tier 4	6,600,001	8,800,000	$	[***]
Tier 5	8,800,001	11,000,000	$	[***]
Tier 6	11,000,001	13,200,000	$	[***]
Tier 7	13,200,001	15,400,000	$	[***]
Tier 8	15,400,001	17,600,000	$	[***]
Tier 9	17,600,001 and above	N/A	$	[***]
While the foregoing temporary pricing (“Temporary Pricing”) for annual TN Porting Events applies to all TN Porting Events executed in such calendar year in which the total number of TN Porting Events exceeds [***] , such temporary pricing shall be computed, apportioned, and paid after the end of the calendar year in which the total number of TN Porting Events exceeds $ [***] . As a result, Contractor shall, within sixty (60) days after the end of such calendar year (or within sixty (60) days of the date of expiry or termination of this Agreement, if such expiry or termination does not occur at the end of a calendar year), pay to Customer, or, if directed by Customer, to the Canadian Users in accordance with such direction, that amount equal to $ [***] .
Notwithstanding the foregoing, if, in any calendar year, the number of TN Porting Events executed by or on behalf of Canadian Users in such calendar year exceeds [***] , then the Temporary Pricing for all TN Porting Events occurring in that calendar year only shall equal the price set forth immediately to the right of the Tier (or Tiers) corresponding to the cumulative TN Porting Events set forth below.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

			Price in USD for
			each TN Porting
			Event
			for Annual Volume
			Exceeding [***] in
Applicable Tiers	Tier Start*	Tier End*	a Calendar Year
Tier 1	0	2,200,000	$	[***]
Tier 2	2,200,001	4,400,000	$	[***]
Tier 3	4,400,001	6,600,000	$	[***]
Tier 4	6,600,001	8,800,000	$	[***]
Tier 5	8,800,001	11,000,000	$	[***]
Tier 6	11,000,001	13,200,000	$	[***]
Tier 7	13,200,001	15,400,000	$	[***]
Tier 8	15,400,001	17,600,000	$	[***]
Tier 9	17,600,001 and above	N/A	$	[***]
While the foregoing Temporary Pricing for annual TN Porting Events applies to all TN Porting Events executed in such calendar year in which the total number of TN Porting Events exceeds [***], such temporary pricing shall be computed, apportioned, and paid after the end of the calendar year in which the total number of TN Porting Events exceeds [***]. As a result, Contractor shall, within sixty (60) days after the end of such calendar year (or within sixty (60) days of the date of expiry or termination of this Agreement, if such expiry or termination does not occur at the end of a calendar year), pay to Customer, or, if directed by Customer, to the Canadian Users in accordance with such direction, that amount equal to [***] $ [***]. For greater certainty, such payments shall be issued in Canadian funds at the then prevailing exchange rate prescribed under this Agreement, and shall be paid to or as directed by Customer, which direction shall be delivered by Customer to Contractor within the first thirty (30) days of the end of each calendar year.”
(b)	The second and third sentences in the paragraph immediately following Schedule 1 of Exhibit E are hereby deleted in their entirety.
2. Development of Future Functionality
NeuStar covenants and agrees to make commercially reasonable efforts to develop and implement all future functionality for the NPAC/SMS such that any Non-acquired Functionality can, despite being implemented in the Canadian NPAC/SMS, be rendered inaccessible to the Canadian Users. For the purposes of this paragraph 2, “Non-acquired Functionality” shall mean all future functionality, including, without limitation, functionality contained in future releases of NPAC/SMS Software, which is implemented in the Canadian NPAC/SMS in cases where the Customer or the Canadian Users have elected not to purchase such functionality. Notwithstanding the foregoing sentence, and for greater certainty and without limiting the fifth paragraph of Article 2 of the Master Agreement or the second paragraph of Section 13.3 of the Master Agreement, if such Non-acquired Functionality cannot be so rendered inaccessible, and any such Non-acquired Functionality is implemented in the Canadian NPAC/SMS, the Customer

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
and the Canadian Users will not be required to pay for, or directly or indirectly incur any obligation in relation to, any Non-acquired Functionality that it elects not to purchase.
3. Alternate Pricing Formula
NeuStar and Customer each covenant and agree to make commercially reasonable efforts to meet and cooperate with each other and such other third parties as the Parties may mutually agree, and consider in good faith the feasibility, development, and implementation of a pricing formula and/or allocation mechanism for the recovery of development costs by NeuStar from the Customer and NeuStar’s other NPAC/SMS customers, including in connection with Statements of Work, which accounts for and reflects the respective interests of both of the Parties, including, without limitation, the relative size, impact, requirements, and demands of the Canadian service area and the Canadian Users upon NeuStar and NeuStar’s resources, including without limitation the NPAC/SMS, and such other factors as either Party may deem relevant.
4. Statements of Work to Implement NANC Change Orders 399 and 400
The Customer agrees to the implementation by NeuStar, in the Canadian NPAC/SMS Software, of NANC Change Orders 399 and 400, pursuant Statements of Work to be executed and delivered by the parties and containing such terms and conditions as are acceptable to the Customer, acting reasonably. Subject to the foregoing, such Statements of Work shall reflect the following terms:
     (a) NANC Change Order 399
•	[***]

•	2 new fields: “SV Type” and “Optional Data”

•	turned on state
     (b) NANC Change Order 400
•	[***]

•	4 additional parameters for Optional Data field
•	turned on state
5. Binding Agreements
The Parties expressly acknowledge and agree that all terms and conditions contained herein, shall constitute binding and enforceable obligations of the Parties, and the Master Agreement shall and is hereby amended in accordance with the terms and conditions set forth herein.
6. Consideration

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
Except as amended by this Letter Agreement, the Master Agreement (including, without restriction, the obligations of the Contractor related to the Canadian NPAC/SMS) is ratified by the parties hereto. The modifications and amendments made in this Letter Agreement were negotiated together, are interrelated with, and each is made in consideration of all of the other terms and conditions herein, including, without restriction, the obligations of the Contractor related to the Canadian NPAC/SMS in this Letter Agreement.
7. Miscellaneous
(a)	The contents of this letter, the existence of negotiations between the parties, and all other matters contemplated hereunder, including use of Confidential Information, shall be subject to the confidentiality obligations set forth in Article 15 of the Master Agreement (the terms of which are incorporated by reference herein).
(b)	Any press releases relating to the subject matter of this letter will be issued only as agreed to in writing between the Customer and NeuStar. Nothing contained in this letter will be construed as conferring upon either party, expressly or by implication, any right or license to use in advertising, publicity, promotion, marketing, or other similar activity, any name, trade name, trademark, or other designation including any abbreviation, contraction, or simulation of the other.
(c)	Each party agrees to comply with all applicable laws and is responsible, at its sole cost and expense, for obtaining any and all governmental licenses and approvals applicable to such party that may be required in connection with this letter.
(d)	This letter shall be construed and enforced according to the substantive laws of the Province of Ontario, and the laws of Canada applicable therein, and the parties agree to be subject to the jurisdiction of the courts in the Province of Ontario if a suit is commenced in connection with this letter.
(e)	The parties are under no legal impediment to the entry of and execution of their respective obligations under this letter, and each officer executing and delivering this letter has full power and authority to do so.
(f)	Each party shall bear its own costs and expenses in connection with all matters relating to this letter, including without limitation fees for its respective legal counsel, brokers, accountants and other professional advisors. Neither party is authorized or empowered to obligate the other, nor to incur any costs or expenses on behalf of the other.
(g)	This letter, consisting of the above terms and conditions, constitutes the entire agreement between the parties with respect to its subject matter. It may only be changed or supplemented by a written amendment signed by the authorized representatives of the parties. If any part of this letter is found invalid or unenforceable by a court of competent jurisdiction, the remainder of this letter shall be interpreted so as to reasonably effect the intention of the parties.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
(h)	This letter, and any amendment, supplement, restatement or termination of any provision of this letter, may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument, and this letter may be delivered by facsimile.
[The next page is the signature page]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
IN WITNESS WHEREOF, each of the Parties has, by its duly authorized representative, executed and delivered this Letter Agreement as of the date first set forth above.

Canadian LNP Consortium Inc.

Signature:	/s/ Jacques Sarrazin

	Name:	Jacques Sarrazin
	Title:	President

Date: December 20, 2006

NeuStar, Inc.

Signature:	/s/ Michael O’Connor

	Name:	Michael O’Connor
	Title:	VP-Customer Relations

Date: 19 Dec 2006